Exhibit 10.5

AMENDMENT NO. 1 TO

EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (“Amendment No. 1”) is made and to be effective the 1st day of January, 2026, by and between American Rebel Holdings, Inc., a Nevada corporation (“American Rebel”) and Corey A. Lambrecht (“Lambrecht”).

RECITALS

A. American Rebel and Lambrecht entered into an employment agreement on November 20, 2023 (the “Employment Agreement”) pursuant to which American Rebel agreed to employ Lambrecht as its chief operating officer for a term expiring on December 31, 2026;

B. In July of 2024, Lambrecht assumed the role of President of the American Rebel without any adjustment to his compensation;

C. American Rebel’s Compensation Committee has recommended and agreed to increase Mr. Lambrecht’s compensation as provided herein; and

D. American Rebel and Lambrecht desire to amend the Employment Agreement pursuant to this Amendment.

NOW, THEREFORE, for and in consideration of the foregoing, and of the mutual covenants, agreements, undertakings, representations and warranties contained herein, the parties hereto agree as follows:

1. Lambrecht’s Base Salary for the period from January 1, 2026 through December 31, 2026 shall be increased to $352,000 per annum.

2. Section 1 of the Employment Agreement shall be amended to add the position of President to Mr. Lambrecht’s employment.

3. Other than as specifically provided in this Amendment No. 1, all other provisions of the Employment Agreement shall remain in full force and effect, the Employment Agreement as amended by this Amendment No. 1 constituting the sole and entire agreement between the parties as to the matters contained herein, and superseding any and all conversations, letters and other communications which may have been disseminated by the parties relating to the subject matter hereof, all of which are void and of no effect.

[signature page to follow]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 as of the date first above written.

American Rebel:
American Rebel Holdings, Inc.,
a Nevada corporation

By:	/s/ Charles A. Ross, Jr.
Charles A. Ross, Jr., CEO

Dated:	January 8, 2026

Lambrecht:

/s/ Corey A. Lambrecht
Corey A. Lambrecht

Dated:	January 8, 2026

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